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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

VOYAGER OIL & GAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VOYAGER OIL & GAS, INC.
2718 Montana Avenue, Suite 220
Billings, Montana 59101
Ph: (406) 245-4902

April 29, 2011

Dear Stockholder:

        We are pleased to invite you to attend the 2011 Annual Meeting of Stockholders of Voyager Oil & Gas, Inc., to be held on May 27, 2011, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402 commencing at 10:00 a.m. local time. The formal notice of our Annual Meeting follows.

        A formal notice of the Annual Meeting and proxy statement follows this letter. Enclosed with this proxy statement you will also find your proxy card, a return envelope and a copy of our Annual Report on Form 10-K, for the year ended December 31, 2010.

        I hope to see you at the Annual Meeting.

Voyager Oil & Gas, Inc. James Russell (J.R.) Reger

Chief Executive Officer

VOYAGER OIL & GAS, INC.
2718 Montana Avenue, Suite 220
Billings, Montana 59101
Ph: (406) 245-4902

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, MAY 27, 2011

To our Stockholders:

        The 2011 Annual Meeting of the Stockholders (the "2011 Annual Meeting") of Voyager Oil & Gas, Inc. (the "Company") will be held at 10:00 a.m., Central time, on Friday, May 27, 2011, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402. The purposes of the 2011 Annual Meeting are to:

  (1)
  Elect nine (9) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified;

  (2)
  Approve the 2011 Equity Incentive Plan;

  (3)
  To approve a change of our state of incorporation from Delaware to Montana;

  (4)
  To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000.

  (5)
  Consider and vote upon a proposal to ratify the appointment of Mantyla McReynolds LLC as our independent registered public accounting firm for the 2011 fiscal year;

  (6)
  To make an advisory vote on a non-binding resolution to approve the compensation of certain of our executive officers disclosed in this proxy statement.

  (7)
  To make an advisory, non-binding vote to determine the frequency (whether annual, biennial, or triennial) with which stockholders of the company shall be entitled to have an advisory vote on executive compensation.

  (8)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 8, 2011 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.

        Your vote is important. You are cordially invited to attend the meeting. Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope. The prompt return of proxies will save the Company the expense to further requests for proxies.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 27, 2011: The proxy statement, proxy card, and Annual Report on Form 10-K are available on the Investor section of the Voyager Oil & Gas, Inc. website at http://www.voyageroil.com.

VOYAGER OIL & GAS, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 27, 2011

PROXY STATEMENT

INTRODUCTION

        Your proxy is solicited by the Board of Directors (the "Board") of Voyager Oil & Gas, Inc. (the "Company" or "Voyager") for the Annual Meeting of Stockholders to be held on May 27, 2011, at the location and for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        You may vote your shares by mail by following the instructions on the enclosed proxy or you may vote your shares in person by attending the Annual Meeting. If you need directions to the Annual Meeting, please call (612) 492-7000. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

        Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company or by attending and voting at the meeting. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the proxy for that purpose. Proxies that are signed but lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting of Stockholders and in favor of the slate of directors proposed by the Board and listed herein.

        You may either vote 'FOR' or 'WITHHOLD' authority to vote for each nominee for election to the Board. You may vote 'FOR' 'AGAINST' or 'ABSTAIN' on Proposal #2, Proposal #3, Proposal #4, Proposal #5 and Proposal #6. You may vote 'One Year', 'Two Years', 'Three Years', or 'ABSTAIN' on Proposal #7. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder will be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal other than election of directors will have the same effect as votes against such proposal. Abstentions will not be counted for purposes of determining the number of votes cast in the election of directors.

        If your shares are held in "street name" and you do not submit voting instructions to your broker, your shares will be counted as present for the purposes of determining whether there is a quorum at the Annual Meeting, but will not be counted as votes "For" or "Withheld" for the election of the director nominees at the Annual Meeting.

        The mailing address of the principal executive offices of the Company is Voyager Oil & Gas, Inc., 2718 Montana Avenue, Suite 220, Billings, Montana 59101. The Company expects that this proxy statement, the related proxy and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about April 29, 2011.

 OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of the Company has fixed April 8, 2011 as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 8, 2011, 57,848,428 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS

        The following table sets forth as of April 8, 2011 certain information regarding beneficial ownership of our Common Stock by:

  •
  Each person known to us to beneficially own 5% or more of our Common Stock;

  •
  Each executive officer named in the Summary Compensation Table on page 17, who in this proxy statement are collectively referred to as the "named executive officers;"

  •
  Each of our directors (including nominees); and

  •
  All of our executive officers (as that term is defined under the rules and regulations of the Securities and Exchange Commission) and directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and dispositive power with respect to the shares of Common Stock set forth opposite the stockholder's name. We have based our calculation of the percentage of beneficial ownership on 57,848,428 shares of Common Stock outstanding on April 8,

2011. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Voyager Oil & Gas, Inc., 2718 Montana Avenue, Suite 220, Billings, Montana 59101.

Name of Beneficial Owner	Number		Percent of Class
5% Beneficial Owners:
FMR LLC(1) 82 Devonshire Street Boston, MA 02109	9,110,340		15.0%
Bradley Berman(2) 10275 Wayzata Blvd. Suite 310 Minnetonka, MN 55305	3,519,108		6.1%
Named Executive Officers and Directors:
James Russell (J.R.) Reger	2,755,612	(3)(4)	4.8%
Lyle Berman	2,394,801	(5)	4.1%
Steve Lipscomb	2,117,385		3.7%
Mitchell R. Thompson	78,153	(6)	*
Terry Harris	25,000	(7)	*
Joseph Lahti	25,000	(7)	*
Myrna Patterson McLeroy	25,000	(7)	*
Loren J. O'Toole II	25,000	(7)	*
Josh Sherman	—		—
All executive officers and directors as a group (9 persons)	7,445,951	(8)	12.8%

*
Less than one percent.

(1)
This information is based on the Schedule 13G filed with the Securities Exchange Commission by FMR LLC on March 10, 2011.

(2)
Of these 3,519,108 shares, 287,217 shares are held in the name of the Bradley Berman Children Trust, for which Bradley Berman is the Trustee and 110,000 shares are held by Erica Berman, Bradley Berman's spouse.

(3)
Includes 2,234,595 shares of common stock held by South Fork Exploration, LLC. Mr. Reger owns 100% the issued membership units of South Fork Explorations, LLC.

(4)
Includes 390,763 shares of restricted stock which does not vest within 60 days of April 8, 2011. The restricted shares will vest upon the earlier of December 31, 2011, upon a Change of Control as defined in the Restricted Stock Award Agreement between Mr. Reger and Voyager, or termination of Mr. Reger's employment with Voyager for any reason other than for cause. During the period in which the shares are restricted, Mr. Reger has the right to vote and receive dividends pursuant to the restricted shares.

(5)
Includes 154,711 shares held by the Berman Consulting Profit Sharing Plan an 202,516 shares held by the Berman Consulting Corp.

(6)
Consists of restricted stock which does not vest within 60 days of November 30, 2010. The restricted shares will vest upon the earlier of December 31, 2011, upon a Change of Control as defined in the Restricted Stock Award Agreement between Mr. Thompson and Voyager, or termination of Mr. Thompson's employment with Voyager for any reason other than for cause. During the period in which the shares are restricted, Mr. Thompson has the right to vote and receive dividends pursuant to the restricted shares.

(7)
Consists of 25,000 options to purchase common stock which are exercisable within 60 days of April 8, 2011.

(8)
Includes an aggregate of 100,000 options to purchase common stock which are exercisable within 60 days of April 8, 2011.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board is currently composed of nine directors. Nine directors will be elected at the 2011 Annual Meeting to hold office until the 2012 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company's Bylaws. All nine of the nominees named herein are presently serving as members of the Board. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board or the Board may reduce the size of the Board.

        The nine nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the nine nominees identified below.

Nominees for Election as Directors at the 2011 Annual Meeting

        The Board has recommended the following persons as nominees for election as directors at the 2011 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
James Russell (J.R.) Reger	36	2010
Mitchell R. Thompson	30	2011
Lyle Berman	69	2010
Terry Harris	48	2010
Joseph Lahti	49	2010
Steve Lipscomb	48	2010
Myrna Patterson McLeroy	73	2010
Loren J. O'Toole II	54	2010
Josh Sherman	37	2010

        Certain biographical information relating to each of the director nominees is set forth below:

        James Russell (J.R.) Reger was the Chief Executive Officer of Plains Energy Investments, Inc. since December 31, 2009 and has been our Chief Executive Officer and a director since the merger on April 16, 2010. Mr. Reger was born and raised in Billings, Montana and is the fourth generation in a family of oil and gas explorers and developers dating back more than 60 years. Mr. Reger's great-grandfather was Vice President of Land for Mobil Oil's Rocky Mountain operations. His grandfather, Jim Reger, co-founded the exploration firm of Norsworthy & Reger. From May 2004 to July 2006, Mr. Reger developed leaseholds as a Principal of Reger Oil, LLC based in Billings, Montana. From August 2006 to December 31, 2009, Mr. Reger was the President of South Fork Exploration, a mineral leasing company in Billings, Montana with experience and interests in Montana and North Dakota. Mr. Reger holds a B.A. in Finance from Baylor University in Waco, Texas. We believe Mr. Reger's qualifications to sit on our Board include his extensive experience in our core business of oil and gas exploration and production.

        Mitchell R. Thompson was the Chief Financial Officer of Plains Energy Investments, Inc. since December 1, 2009 and has been our Chief Financial Officer since the merger on April 16, 2010 and a director since January 7, 2011. From November 2008 to December 1, 2009, Mr. Thompson was with Anderson ZurMuehlen & Co. in Billings, Montana where he was an assurance manager. From September 2004 to November 2008, Mr. Thompson held positions as a senior associate with Grant Thornton in Minneapolis. He has been a licensed CPA since 2006 and brings a great deal of experience in financial reporting, internal control and corporate tax. Mr. Thompson holds a B.S. and Master's in Accounting from Montana State University. We believe Mr. Thompson's qualifications to sit on our Board include his experience in financial reporting, internal controls and corporate tax.

        Lyle Berman has been Chairman of the Board of Voyager since its inception in March 2002 and Executive Chairman since April 1, 2005. Mr. Berman served as Voyager's Chief Executive Officer from February 25, 2004 until April 1, 2005. Since January 1999, Mr. Berman has served as the Chairman of the Board and Chief Executive Officer of Lakes Entertainment, Inc. ("Lakes"), a publicly-held company that develops and manages Indian-owned casinos. From November 1999 until May 2000, Mr. Berman served as President of Lakes. Mr. Berman served as the Chairman of the Board of Directors of Grand Casinos, Inc. from October 1991 through December 1998. Mr. Berman served as Chief Executive Officer of Rainforest Cafe, Inc. from February 1993 until December 2000. We believe Mr. Berman's qualifications to sit on our Board include his decades of experience in owning, operating and managing a wide variety of companies both large and small, public, and private, in industries as diverse as gaming, television production, restaurants and apparel.

        Terry Harris is a Williston Basin Geologist. Mr. Harris has a BA degree in Geology from the University of North Dakota (1985), a Master's degree in Geology from the University of New Orleans (1989) and has been working as a consulting geologist in the Williston Basin since 1989. He has been the President of a number of private companies involved in the oil and gas exploration industry. Mr. Harris has been the President of Pradera Del Ridge, Inc. since 2001, the President of Turm Oil, Inc since 2001, and the President of Twin City Technical, LLC since 2003. We believe Mr. Harris' qualifications to sit on our Board include his geological expertise, his knowledge of the Williston Basin and his experience running oil and gas exploration companies.

        Joseph Lahti is a Minneapolis native and leader in numerous Minnesota business and community organizations. As principal of JL Holdings since 1989, Joe has provided funding and management leadership to several early-stage or distressed companies. We believe Mr. Lahti's qualifications to sit on our Board include his experience serving on the board of directors of other publicly-traded companies. Within the past five years Mr. Lahti served on the board of directors of Zomax Inc., and more than five years ago Mr. Lahti served as the chairman of the board of directors of Shuffle Master, Inc. Mr. Lahti currently serves on the board of directors of PokerTek, Inc., a publicly traded company. Through his public company Board experience, he has participated on, and chaired, both Audit and Compensation Committees.

        Steve Lipscomb has been a Director of Voyager since April 16, 2010. Mr. Lipscomb was Voyager's Chief Executive Officer from April 1, 2005 until April 16, 2010, its President from its inception (in March 2002) until April 16, 2010 and its founder since its inception. Mr. Lipscomb previously served as Chief Executive Officer of Voyager's predecessor company, World Poker Tour, LLC, from March 2002 until February 24, 2004. Mr. Lipscomb is the creator and Executive Producer of the World Poker Tour television series. Prior to forming World Poker Tour, LLC, Mr. Lipscomb was an independent producer through his company, Lipscomb Entertainment, producing and directing award-winning television shows and films. We believe Mr. Lipscomb's qualifications to sit on our Board include his experience owning and operating his own film and television production company, as well as his eight years of experience as a senior executive of Voyager.

        Myrna Patterson McLeroy has extensive experience in the oil, gas and energy industries. In 1986 Ms. Patterson McLeroy started the McLeroy Land Group which is a client-centered brokerage firm specializing in all land related matters within a variety of industries including oil and gas, and has served in various capacities with McLeroy Land Group since its founding. We believe that Ms. Patterson McLeroy's qualifications to sit on our Board include her extensive brokerage and industry experience in land related matters.

        Loren J. O'Toole II has been a licensed attorney since 1981 in the O'Toole law firm of Plentywood, Montana. Mr. O'Toole has almost 30 years of experience in advising companies on various corporate matters, including those involved in the oil and gas exploration industry. Mr. O'Toole graduated from the Georgetown University Law Center. We believe Mr. O'Toole's qualifications to sit on our Board include his legal background in advising companies in the oil and gas industry, and the legal issues of companies doing oil and gas exploration in Montana and North Dakota.

        Josh Sherman has been a director of Voyager since November 2010. Mr. Sherman is a partner at Opportune, LLP, an independent consultancy focused on the energy industry. Since January 2008, Mr. Sherman has been the partner in charge of the Complex Reporting Group of Opportune in Houston and Denver and previously held the title of managing director from June 2006 through December 2007. Mr. Sherman has over 12 years of experience with the technical aspects of financial reporting, SEC filings and financial due diligence assistance. Prior to working with Opportune, Mr. Sherman was employed as a director with Sirius Solutions LLLP, where he provided energy consulting services from September 2002 to June 2006. Mr. Sherman worked in the audit and global energy markets departments with Deloitte & Touche from January 1997 to August 2002, where he managed the audits of regulated gas and electric utilities, independent power producers and energy trading entities. A Certified Public Accountant and a member of the American Institute of Certified Public Accountants, Mr. Sherman holds a BBA and a Masters in Accountancy from the University of Texas.

CORPORATE GOVERNANCE

Independence

        Our Board has determined that five of our nine directors are independent directors, as defined by the listing standards of the NYSE Amex stock exchange. The five independent directors are Terry Harris, Joseph Lahti, Myrna Patterson McLeroy, Loren J. O'Toole II and Josh Sherman.

Code of Ethics

        The Board has approved Code of Ethics policies that apply to all employees, directors and officers, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics policies address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics policies are available on the Company's website at www.voyageroil.com. Voyager Oil & Gas, Inc. intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics policy that applies to the principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board. All communications should be directed to the Company's Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company's Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Voyager Oil & Gas, Inc. Board of Directors
Attention: Mitchell R. Thompson
2718 Montana Avenue, Suite 220
Billings, Montana 59101

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. The Company does not have a policy regarding director attendance, but all directors are encouraged to attend the Annual Meeting of Stockholders.

Board and Committee Meetings; Committee Reports

        During fiscal 2010, the Board held four formal meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with the Company's Certificate of Incorporation and Bylaws and Delaware law. The directors also participate in monthly financial update calls with management.

        The Company's Board has three standing committees, the Audit Committee, the Compensation Committee, and the Governance/Nominating Committee. Members of such committees met formally and informally from time to time throughout fiscal 2010 on committee matters.

        Each director attended 75% or more of the aggregate number of meetings of the Board and of committees of which he was a member.

Current Committee Membership

        The following table sets forth the membership of each of the Company's committees.

Audit Committee	Governance/Nominating Committee	Compensation Committee
Josh Sherman	Joseph Lahti	Joseph Lahti
Joseph Lahti	Josh Sherman	Josh Sherman
Loren J. O'Toole II	Loren J. O'Toole II	Loren J. O'Toole II
	Myrna Patterson McLeroy	Myrna Patterson McLeroy
	Terry Harris	Terry Harris

Audit Committee

        Among other matters, our Audit Committee:

  •
  assists the Board in fulfilling its oversight responsibility to our stockholders and other constituents with respect to the integrity of financial statements;

  •
  appoints and has oversight over our independent auditors, determines the compensation of our independent auditors and reviews the independence and the experience and qualifications of our independent auditors' lead partner, and pre-approves the engagement of our independent auditors for audit and permitted non-audit services;

  •
  meets with the independent auditors and reviews the scope and significant findings of audits and meets with management and internal financial personnel regarding these findings;

  •
  reviews the performance of our independent auditors;

  •
  discusses with management and our independent auditors the adequacy and sufficiency of our financial and accounting controls, practices and procedures, the activities and recommendations of our auditors and our reporting policies and practices, and reporting recommendations to the Board for approval;

  •
  establishes procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

  •
  prepares the audit committee report required by the rules of the SEC to be included in our annual proxy statement.

        Our independent auditors and other key committee advisors will have regular contact with our Audit Committee. Following each committee meeting, the Audit Committee will report to the full Board.

        The Audit Committee consists of Josh Sherman (Chair), Joseph Lahti and Loren J. O'Toole II.

  Audit Committee Financial Expert

        Our Board has determined that each of Mr. Sherman and Mr. Lahti is an "audit committee financial expert," as defined under the applicable rules of the SEC. Each member of our Audit Committee satisfies the NYSE Amex stock exchange independence standards and the independence standards of Rule 10A-3(b)(1) of the Securities Exchange Act. Each member of our Audit Committee possesses the financial qualifications required of Audit Committee members set forth in the rules and regulations of the NYSE Amex stock exchange and under the Securities Exchange Act.

  Audit Committee Meetings

        The Audit Committee met four times in fiscal 2010.

  AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee charter is available on the investor page of our website at www.voyageroil.com. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management and the independent auditors;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, as amended by Auditing Standard No. 114, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, with and without management present; and

  (3)
  received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Josh Sherman
Joseph Lahti
Loren J. O'Toole II

Governance/Nominating Committee

        Our Governance/Nominating Committee makes recommendations to our Board regarding candidates for directorships and the size and composition of our Board and its committees. In addition, our Nominating/Corporate Governance Committee oversees our codes of conduct and makes recommendations to our Board concerning governance matters.

        The Governance/Nominating Committee will review director nominees proposed by stockholders. Stockholders may recommend a nominee to be considered by the Governance/Nominating Committee by submitting a written proposal to the Chairman of the Board of Directors, at Voyager Oil & Gas, Inc., 2718 Montana Avenue, Suite 220, Billings, Montana 59101. A consent signed by the proposed nominee agreeing to be considered as a director should accompany the written proposal. The proposal should include the name and address of the nominee, in addition to the qualifications and experience of said nominee.

        The Governance/Nominating Committee acts pursuant to a written charter and is responsible for tasks relating to the adoption of corporate governance policies and procedures, the nomination of directors, and the oversight of the organization of Board committees. The Governance/Nominating Committee charter is available on the investor page of our website at www.voyageroil.com.

        When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following are also considered:

  •
  appropriate size and diversity of the Board;

  •
  needs of the Board with respect to particular talent and experience;

  •
  knowledge, skills and experience of nominee;

  •
  familiarity with domestic and international business affairs;

  •
  legal and regulatory requirements;

  •
  appreciation of the relationship of our business to the changing needs of society; and

  •
  desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

        The Governance/Nominating Committee does not have a formal diversity policy at this time; however, as summarized above, the Governance/Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board.

  Governance/Nominating Committee Meetings

        The Governance/Nominating Committee met two times in fiscal 2010.

Compensation Committee

        Our Compensation Committee reviews and recommends policy relating to compensation and benefits of our officers, employees and directors. Our Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and Chief Financial Officer, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers based on such evaluations. Our Compensation Committee provides input on compensation for our other executive officers and employees, but compensation levels for such officers and employees and the corporate goals and objectives relating to compensation are set by our Chief Executive Officer and Chief Financial Officer, subject to the Compensation Committee's approval. Our Compensation Committee also administers the issuance of stock options, restricted stock awards, and other awards under our equity award plans.

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  develop and periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value and the fair and equitable compensation of all employees;

  •
  determine the compensation for our Chief Executive Officer and Chief Financial Officer and approve the compensation for all of our executive officers;

  •
  determine and approve equity grants made pursuant to the Company's equity incentive plans;

  •
  develop, recommend to the Board, review and administer senior management compensation policy and plans, including incentive plans, benefits and perquisites;

  •
  develop, recommend, review and administer compensation plans for members of the Board;

  •
  annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Committee is responsible;

  •
  periodically review with management, and advise the Board with respect to, employee deferred compensation plans;

  •
  periodically review with management and advise the Board with respect to employee benefits; and

  •
  review and discuss with management the Compensation Discussion and Analysis ("CD&A") required by the SEC. Based on such review and discussion, the Committee determines whether to recommend to the full Board that the CD&A be included in the annual report or proxy statement.

        The Compensation Committee charter may be amended by approval of the Board. The Compensation Committee charter is available on the investor page of our website at www.voyageroil.com.

        In making its compensation decisions and recommendations, the Compensation Committee takes into account the recommendations of the Chief Executive Officer and Chief Financial Officer. Other than giving their recommendations, the Chief Executive Officer and Chief Financial Officer do not participate in the Compensation Committee's decisions regarding their own compensation. All of the Compensation Committee's actions, decisions and recommendations are reported to our Board.

  Compensation Committee Meetings

        The Compensation Committee met three times in fiscal 2010.

Non-Employee Director Compensation

        The tables below show compensation for our non-employee directors for services as a director of Voyager and of the Company for the 2010 fiscal year. Compensation, as reflected in the tables which follow, is presented on the basis of rules of the Securities and Exchange Commission and does not, in the case of certain stock-based awards or accruals, necessarily represent the amount of compensation realized or which may be realized in the future.

The Company

Name(a)	Option Awards ($)		Total ($)
Lyle Berman	$174,555	(b)	$174,555
Terry Harris	$174,555	(b)	$174,555
Joseph Lahti	$174,555	(b)	$174,555
Myrna Patterson McLeroy	$174,555	(b)	$174,555
Loren J. O'Toole II	$174,555	(b)	$174,555
Steve Lipscomb	$174,555	(b)	$174,555
Josh Sherman	$349,853	(c)	$349,853

(a)
Our directors receive no fees or cash compensation for their services. Directors are, however, reimbursed for their actual out-of-pocket expenses associated with attending meetings and carrying out their obligations as directors.

(b)
Directors who are employees of our company receive no compensation for their services as director. On April 21, 2010, each of the outside directors indicated in the table above received an option to purchase 100,000 shares of common stock. The options vest over a four year period with 25,000 of the options vesting on each anniversary date and are exercisable at $2.76 per share, which represents 100% of the fair market value of our common stock on the date of grant.

(c)
On November 12, 2010, the Company's new outside director indicated in the table above received an option to purchase 100,000 shares of common stock for his service on the Board. He also received an option to purchase 50,000 shares of common stock for his service as Chairman of the Audit Committee. All of the options vest over a four year period with 37,500 of the options vesting on each anniversary date and are exercisable at $3.70 per share, which represents 100% of the fair market value of our common stock on the date of grant.

        We account for stock-based compensation under the provisions of FASB ASC 718-10-55. This statement requires us to record an expense associated with the fair value of stock-based compensation. We currently use the Black-Scholes option valuation model to calculate stock based compensation at the date of grant.

Pre-Merger Compensation

        For service as a non-employee director in fiscal 2010, prior to the Merger, Voyager paid a fee of $16,250 to its non-employee directors and each was reimbursed for travel and incidental expenses incurred in connection with attending Board meetings. The Chairman of the Audit Committee and Compensation Committee, Mr. Moberg, received approximately $7,700 in additional compensation for his services as a committee chairman.

Name(a)	Fees Earned or Paid in Cash	Total
Lyle Berman	$16,250	$16,250
Michael Beindorff	$16,250	$16,250
Bradley Berman	$16,250	$16,250
Joseph Carson, Jr.	$16,250	$16,250
Ray Moberg	$23,958	$23,958
Mimi Rogers	$16,250	$16,250

Required Vote and Recommendation

        Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL #1.

 EXECUTIVE COMPENSATION

Compensation Risk Assessment

        The Compensation Committee has conducted a risk assessment of our employee compensation programs, including our executive compensation programs, and has concluded that our employee compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent executives or other employees to take unnecessary or excessive risks. As a result, we believe that risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the company.

Compensation Discussion and Analysis

        In the following Compensation Discussion and Analysis, we describe the material elements of the compensation awarded to, earned by or paid to James Russell (J.R.) Reger, our Chief Executive Officer, and Mitchell R. Thompson, our Chief Financial Officer, in fiscal 2010. In this proxy statement, we refer to Messrs. Reger and Thompson as our "named executive officers."

Compensation Objectives and Philosophy

        We have designed our compensation programs to reward performance and to attract, retain and motivate employees at all levels. Our goal is to establish pay levels for our named executive officers that are competitive with comparable positions in our industry and in the regions in which we operate. We believe the following:

        There should be an appropriate relationship between executive compensation and our short-and long-term success, including creation of stockholder value.

        Our overall compensation philosophy is that rewards to executives should reflect and reinforce our company-wide focus on financial management and bottom-line performance. This approach increases the likelihood that we will experience sustained profitability and generate greater stockholder value over time.

        Our compensation program should be designed and implemented in a manner that will attract, retain and motivate executives of outstanding ability.

        We intend for the amount of compensation paid to each executive officer to reflect the officer's experience and individual performance and the performance of our company, all measured in the context of our industry and location. Our objectives are to attract, retain and motivate executives of outstanding ability. In order to motivate each executive to achieve his potential, certain components of our total compensation package are dependent on corporate and individual performance and are therefore at risk. Generally, as an executive officer's responsibility and ability to impact our financial performance increases, the individual's performance-based compensation increases as a portion of his total compensation. Ultimately, executives with greater roles and responsibilities associated with achieving our performance targets should bear a greater proportion of the risk if those goals are not achieved and should receive a greater proportion of the reward if the goals are met or surpassed.

        Total compensation opportunities should be competitive within the industry and other comparable companies but also consistent with our conservative and prudent approach to executive compensation.

        Our overall compensation levels are targeted to attract the type of talent needed to achieve and maintain a leadership position in our industry, while still focusing on bottom-line conservatism and avoiding the appearance of extravagance or compensation based on entitlements.

Compensation Committee

        Our Compensation Committee oversees the design and administration of our executive compensation program according to the processes and procedures discussed in this proxy statement. To implement our compensation objectives and philosophy, our Board and Compensation Committee:

  •
  consider individual performance, competence and leadership when setting base compensation, as well as company-specific financial and business improvement goals to promote a cohesive, performance-focused culture among our executive team;

  •
  compare our compensation programs with the executive compensation policies, practices and levels at comparable companies in our industry selected for comparison by our Compensation Committee, based upon size, complexity and growth profile; and

  •
  structure compensation among the executive officers so that our Chief Executive Officer and Chief Financial Officer, with their greater responsibilities for achieving performance and strategic objectives, bear a greater proportion of the risk and rewards associated with achieving those goals.

Setting Executive Compensation

        The Compensation Committee selects the elements of executive compensation and determines the level of each element, the mix among the elements and total compensation based upon the objectives and philosophies set forth above, and by considering a number of factors, including:

  •
  each executive's position within our company and the level of responsibility;

  •
  the skills and experiences required by an executive's position;

  •
  the executive's experience and qualifications;

  •
  the competitive environment for comparable executive talent having similar experience, skills and responsibilities;

  •
  company performance compared to specific objectives;

  •
  individual performance measures;

  •
  the executive's current and historical compensation levels;

  •
  the executive's length of service to our company;

  •
  compensation equity and consistency across all executive positions; and

  •
  the stock ownership of each executive.

        As a means of assessing the competitive market for executive talent, we review competitive compensation data gathered in comparative third-party surveys that we believe to be relevant, considering our size and industry.

        In setting executive officer compensation, we have not historically considered the tax implications under Sections 162(m) and 409A of the Internal Revenue Code or compensation expense charges under ASC 718, Compensation—Stock Compensation, but may implement consideration of such tax implications when making future compensation decisions.

        On October 22, 2004, the American Jobs Creation Act of 2004 became law, implementing Section 409A of the Internal Revenue Code and changing the tax rules applicable to nonqualified deferred compensation arrangements, including certain severance arrangements. We have taken steps to bring our non-qualified deferred compensation arrangements into good faith compliance with the statutory provisions as currently in effect.

Executive Compensation Components for fiscal 2010

        The principal elements of our executive compensation program for fiscal 2010 were:

  •
  base salary;

  •
  stock-based compensation; and

  •
  limited perquisites and other benefits made generally available to our employees.

        In allocating compensation across these elements, the Compensation Committee does not follow any strict policy or guidelines. However, consistent with the general compensation objectives and philosophies outlined above, the Compensation Committee seeks to place a meaningful percentage of an executive's compensation at risk, subject to achievement of specific performance objectives and long-term equity value creation. In addition, the committee generally places a greater proportion of total compensation at risk for our Chief Executive Officer and Chief Financial Officer, based on their greater responsibility for, and ability to influence, overall company performance.

  Base Salary

        Base salary provides executives with a fixed, regular, non-contingent earnings stream. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team in our market that will grow our company and create stockholder value. We also attempt to reward individual performance and contributions to our overall business objectives without detracting from the executive officers' incentive to realize additional compensation through our performance-based compensation program. When setting base salary, we consider pre-tax profit levels, increases in market share, inventory turns, process and system development goals, organic growth rate and growth through consolidation and acquisition, parts and service revenue as a percentage of revenue excluding variable selling expenses, and over-aged interest bearing inventory as a percentage of previous year's revenue. The Compensation Committee reviews each executive officer's salary at the end of each fiscal year.

        We review performance for both our company (based upon achievement of strategic initiatives) and each executive officer. As a result of the committee's evaluation of these factors, the committee may adjust base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

        The base salary amounts for our named executive officers for fiscal year 2010 appear in the Summary Compensation Table on page 17.

  Equity Incentive Awards

        In connection with the execution of amended and restated employment agreements with Mr. Reger and Mr. Thompson, each received restricted stock awards and warrants. Mr. Reger received 521,017 shares of Common Stock, 130,254 of which vested immediately and 390,763 of which are subject to vesting restrictions. Mr. Reger also received a warrant to purchase 1,302,542 shares of Common Stock. Mr. Thompson received 78,153 shares of Common Stock, all of which are subject to vesting restrictions. Mr. Thompson also received a warrant to purchase 260,609 shares of Common Stock. In the future, we may from time to time make one-time grants to recognize promotion or consistent long-term contribution, or for specific incentive purposes. We may also make grants in connection with the hiring of new executives. The Compensation Committee will have the authority to administer any equity incentive plan under which we make equity or equity-based awards.

        Although we do not have any stock retention or ownership guidelines, our Board and Compensation Committee intend to encourage our executives to continue to have a financial stake in our company in order to align the interests of our stockholders and management. We will continue to evaluate whether to implement a stock ownership policy for our officers and directors.

  Perquisites and Other Benefits

        Consistent with our conservative compensation philosophy, we offer only limited perquisites to our executive officers. We provide each of Mr. Reger and Mr. Thompson with an automobile. We provide each of Mr. Reger and Mr. Thompson with a cellular phone and cellular phone service. All of our executive officers are eligible for the same insurance, vacation and other benefits at the same levels provided to all of our full-time employees.

  Employment Agreements

        James Russell (J.R.) Reger was engaged to serve as our Chief Executive Officer pursuant to an employment agreement dated December 31, 2009. Pursuant to the employment agreement and in lieu of an annual salary, we granted Mr. Reger 600,000 shares of our common stock. Pursuant to the merger with ante4, Inc., the 600,000 shares of common stock were exchanged for 521,017 shares of common stock, 130,254 shares of common stock of which vested immediately, and 390,763 of which are subject to vesting restrictions. Additionally, we granted Mr. Reger a warrant to purchase 1,500,000 shares of our common stock. Pursuant to the merger with ante4, Inc., the warrant to purchase 1,500,000 shares of common stock was exchanged for a warrant to purchase 1,302,542 shares of common stock. As a result of the merger with ante4, Inc., we entered into an amended and restated employment agreement with Mr. Reger for Mr. Reger to serve as our Chief Executive Officer.

        Mitchell R. Thompson was engaged to serve as our Chief Financial Officer pursuant to an employment agreement dated December 1, 2009. Pursuant to the employment agreement, we paid Mr. Thompson an annual salary of $70,000 and Mr. Thompson was eligible to receive bonuses as determined by the Board. Pursuant to the employment agreement, we granted Mr. Thompson 90,000 shares of our common stock. Pursuant to the merger with ante4, Inc., the 90,000 shares of common stock were exchanged for 78,153 shares of common stock which are subject to vesting restrictions. Additionally, we granted Mr. Thompson a warrant to purchase 300,000 shares of our common stock. Pursuant to the merger with ante4, Inc., the warrant to purchase 300,000 shares of common stock was exchanged for a warrant to purchase 260,509 shares of common stock. As a result of the merger with ante4, Inc., we entered into an amended and restated employment agreement with Mr. Thompson for Mr. Thompson to serve as our Chief Financial Officer.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2010, our Compensation Committee consisted of Joseph Lahti, Josh Sherman, Loren J. O'Toole II, Myrna Patterson McLeroy and Terry Harris. None of our current Compensation Committee members has or had any related party transaction relationship with our company of a type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the Board, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation Committee during fiscal year 2010.

        Our non-employee directors receive cash and restricted stock grants as compensation for their services as directors pursuant to our Non-Employee Director Compensation Plan. Our employee directors do not receive additional compensation for their services as directors. All of our directors are reimbursed for their reasonable expenses in attending Board and committee meetings.

Stock Ownership/Retention Guidelines and Other Policies

        We do not have any stock ownership guidelines or a stock retention policy. Our insider trading policy prohibits the trading of our securities on a short-term basis and requires that any of our stock purchased in the open market be held for a minimum of six months. This policy also states that employees should not "margin" or "sell short" our stock, or buy or sell put or call options on our stock.

Conclusion

        We have concluded that the base salary, annual bonus and long-term incentives for each of the named executive officers, as well as the total compensation received by those named executive officers, in fiscal 2010 are reasonable and appropriate in light of our goals and competitive requirements. The amounts are in our best interests and our stockholders because they enable us to attract, retain, motivate and fairly reward talent and further the philosophies of ensuring the accomplishment of our financial objectives and aligning the interests of management with those of long-term stockholders.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management and management has represented to the Compensation Committee that the Compensation Discussion and Analysis is accurate. Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee Joseph Lahti (Chair) Josh Sherman Loren J. O'Toole II Myrna Patterson McLeroy Terry Harris

Summary Compensation Table

        The following table provides information regarding the compensation earned during fiscal 2010 and fiscal 2009 by the named executive officers of Voyager. Aside from Mr. Lipscomb, no executive officer of Voyager earned more than $100,000 in total compensation for fiscal 2010:

Name and Principal Position	Year	Salary		Bonus	Stock Awards(1)		Option Awards(2)		Total
Steven Lipscomb	2010	$51,923	(3)	$—	$—		$298,364	(4)	$350,287
Former Chief Executive Officer, President and Secretary	2009	$300,000		$—	$612,384	(5)	$471,563	(6)	$1,383,947
James Russell (J.R.) Reger	2010	$—		$—	$—		$—		$—
Chief Executive Officer	2009	$—		$—	$510,000	(7)	$806,649	(8)	$1,316,649
Mitchell R. Thompson	2010	$70,000		$—	$—		$—		$70,000
Chief Financial Officer	2009	$—		$5,833	$76,500	(9)	$159,513	(10)	$241,846

(1)
All calculations in this table reflect a 3-for-1 stock split which occurred on January 25, 2010.

(2)
Amounts calculated based on the fair value of options granted in each such year, utilizing the provisions of FASB ASC Topic 718.

(3)
The amounts represent severance payments to Mr. Lipscomb in conjunction with the merger on April 16, 2010.

(4)
Mr. Lipscomb resigned from his positions with Voyager in conjunction with the merger with the Company on April 16, 2010. Amounts represent payment for the January 3 through April 16, 2010 period.

(5)
Mr. Lipscomb exchanged 600,000 fully vested stock options with an exercise price of $8.00 that were issued on August 9, 2004 for 500,000 options with an exercise price of $0.49. In accordance with FASB ASC Topic 718, the 2009 amount includes the incremental fair value of the repriced award.

(6)
This amount represents a bonus payment made to Mr. Lipscomb pursuant to an incentive arrangement approved by Voyager's Board resulting from a change in control of Voyager pursuant to the Peerless Transaction.

(7)
Mr. Reger received 600,000 shares of the Company's common stock as compensation in 2009, of which 450,000 shares are restricted shares subject to vesting requirements.

(8)
Mr. Reger received a warrant with a ten-year term on December 1, 2009, to purchase 1,500,000 shares of the Company's common stock. The warrant is subject to vesting requirements.

(9)
Mr. Thompson received 90,000 shares of the Company's common stock as compensation in 2009, all of such shares are restricted shares subjection vesting requirements.

(10)
Mr. Thompson received a warrant with a ten-year term on December 1, 2009, to purchase 300,000 shares of the Company's common stock. The warrant is subject to vesting requirements.

Grants of Plan-Based Awards

        The Company made no awards to its named executive officer under any compensation plans during fiscal year 2010.

The Company's Outstanding Equity Awards at Fiscal Year End

        The following table sets forth certain information regarding equity awards granted to our named executive officers outstanding as of December 31, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price	Option Expiration Date		Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)
Steven Lipscomb	125,000	None	$0.49	1/20/2019	(1)	None		None
James Russell (J.R.) Reger	None	1,302,542	$0.98	12/31/2019	(2)	390,763	(3)	547,068
Mitchell R. Thompson	None	260,509	$0.98	12/1/2019	(4)	78,153	(5)	109,414

(1)
Granted February 20, 2009. In connection with the merger with ante4, Inc., Voyager agreed that Mr. Lipscomb be given three years, instead of three months as was set forth in the Option Agreement, to exercise these options following the termination of his employment with Voyager.

(2)
Pursuant to an employment agreement, the Company granted Mr. Reger a warrant to acquire 500,000 shares of the Company's common stock on December 31, 2009, which was subsequently increased to 1,500,000 shares pursuant to the 3-for-1 stock split effected by the Company on January 25, 2010. Pursuant to the terms of the merger with ante4, Inc., Voyager replaced the original warrant granted to Mr. Reger with a warrant to acquire 1,302,542 shares of Voyager common stock at an exercise price of $0.98 per share of common stock.

(3)
Pursuant to an employment agreement, the Company granted Mr. Reger 150,000 shares of the Company's common stock which were restricted on December 31, 2009. The number of shares was subsequently increased to 450,000 as a result of the 3-for-1 stock split effected by the Company on January 25, 2010. Pursuant to the terms of the merger with ante4, Inc., Voyager replaced the original restricted stock agreement with Mr. Reger with a restricted stock agreement setting forth the rights and restrictions with respect to 390,763 shares of Voyager common stock.

(4)
Pursuant to an employment agreement, the Company granted Mr. Thompson a warrant to acquire 100,000 shares of the Company's common stock on December 1, 2009, which was subsequently increased to 300,000 shares pursuant to the 3-for-1 stock split effected by the Company on January 25, 2010. Pursuant to the terms of the merger with ante4, Inc., Voyager replaced the original warrant granted to Mr. Thompson with a warrant to acquire 260,509 shares of Voyager common stock at an exercise price of $0.98 per share of common stock.

(5)
Pursuant to an employment agreement, the Company granted Mr. Thompson 30,000 shares of the Company's common stock which were restricted on December 11, 2009. The number of shares was subsequently increased to 90,000 as a result of the 3-for-1 stock split effected by the Company on January 25, 2010. Pursuant to the merger with ante4, Inc., Voyager replaced the original restricted stock agreement with Mr. Thompson with a restricted stock agreement setting forth the rights and restrictions with respect to 78,153 shares of Voyager common stock.

Option Exercises and Stock Vested

        There were no option exercises by our named executive officers during fiscal 2010.

Potential Payments upon Termination or Change-in-Control

        SEC regulations state that we must disclose information in this proxy statement regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. As provided under "Compensation Discussion and Analysis—Employment Agreements," we are party to amended and restated employment agreements with Mr. Reger and Mr. Thompson. Pursuant to their respective employment agreements, Mr. Reger and Mr. Thompson each are entitled to receive accelerated vesting of all shares of restricted stock and all warrants then held by Mr. Reger and Mr. Thompson, respectively, in the event of a change in control of the Company or termination of employment by the Company without cause.

Equity Compensation Plan Information

        After the merger of Plains Energy Investments, Inc. and ante4, Inc., the Company did not utilize any of the equity compensation plans previously utilized by ante4, Inc. The Company is therefore asking stockholders to approve the Voyager Oil & Gas, Inc. 2011 Equity Incentive Plan, as further discussed in this proxy statement.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Transactions with Related Persons

        The Audit Committee has adopted a related party transaction policy whereby any proposed transaction between Voyager and any officer or director, any stockholder owning in excess of 5% of Voyager stock, immediate family member of an officer or director, or an entity that is substantially owned or controlled by one of these individuals, must be approved by a majority of the disinterested members of the Audit Committee. The only exceptions to this policy are for transactions that are available to all employees of Voyager generally or involve less than $25,000. If the proposed transaction involves executive or director compensation, it must be approved by the Compensation Committee.

        Similarly, if a significant opportunity is presented to any of Voyager's officers or directors, such officer or director must first present the opportunity to the Board for consideration.

        At each meeting of the Audit Committee, the Audit Committee meets with Voyager's management to discuss any proposed related party transactions. A majority of disinterested members of the Audit Committee must approve a transaction for Voyager to enter into it. If approved, management will update the Audit Committee with any material changes to the approved transaction at its regularly scheduled meetings.

Voyager Related Party Transaction

        Voyager licensed the World Poker Tour name and logo to Lakes Entertainment, Inc. ("Lakes") in connection with a casino table game that Lakes has developed using certain intellectual property rights of Sklansky Games, LLC. Voyager was entitled to receive minimum annual royalty payments or 10% of the gross revenue received by Lakes from its sale or lease of the game, whichever is greater. Lyle Berman, Voyager's Executive Chairman, and Bradley Berman, Mr. Berman's son and a former member of Voyager's Board, own 28% and 54%, respectively, of the outstanding equity interests in Sklansky Games, LLC. During 2009, Voyager earned approximately $15,000 in royalties related to the game. Voyager's interest in the World Poker Tour name and the license agreement rights were transferred in connection with an Asset Purchase Agreement with Peerless Media Ltd., a subsidiary of PartyGaming, PLC, pursuant to which Voyager agreed to sell substantially all of its operating assets other than cash, investments and certain excluded assets to Peerless Media Ltd.

Director and Officer Related Party Transactions

        On September 22, 2010, Steven Lipscomb and Michael Reger subscribed for $500,000 and $1,000,000 of senior secured promissory notes, respectively. The senior secured promissory notes which were sold to certain accredited investors in a private placement are described in Note 7 of the footnotes to the consolidated financial statements. Mr. Lipscomb is a current director of the Company. Mr. Reger is a brother of J.R. Reger, the current Chief Executive Officer and a director of the Company. The Company's Audit Committee approved this transaction.

PROPOSAL 2

APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN

        On April 25, 2011, the Board approved the Voyager Oil & Gas, Inc. 2011 Equity Incentive Plan (the "2011 Plan"), contingent upon approval by the stockholders.

        In addition to awards of options to purchase Company common stock, the 2011 Plan, if approved, will allow the Board to grant restricted stock awards, restricted stock units, performance awards and stock appreciation rights. In addition, the Board believes that it is in the best interests of the Company that 5,000,000 shares be reserved under the 2011 Plan. The Board believes that an equity incentive plan is important to provide a mechanism to offer both management and non-management employees the ability to participate in the long-term growth of the Company.

Summary of the 2011 Plan

        The principal provisions of the 2011 Plan are summarized below. This summary is not a complete description of all of the 2011 Plan's provisions, and is qualified in its entirety by reference to the 2011 Plan which is attached to this Proxy Statement as Appendix A. Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2011 Plan.

        Purpose and Eligible Participants.    The purpose of the 2011 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends. As of the mailing date of this Proxy Statement, three employees, five directors, and no consultants are eligible to participate in the 2011 Plan.

        Types of Awards.    The 2011 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

          Options.     Options may either be incentive stock options ("ISOs") which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options ("NSOs"). Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns more than 10% of the Company's outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. The exercise price of each share subject to an NSO shall be determined by the Board at the time of grant but will not be less than the fair market value. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Restricted Stock Awards.     Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

          Restricted Stock Units.     Restricted stock units consist of a right to receive shares (or cash, in the Administrator's discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Performance Awards.    Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

          Stock Appreciation Rights.     A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the

  Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. If a stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right.

        Number of Shares.    The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2011 Plan is 5,000,000. Shares subject to awards granted under the 2011 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an award, or which represent an award to the extent it is settled in cash, will remain in the pool of shares available for issuance under the 2011 Plan.

        Administration.    Subject to the terms of the 2011 Plan, the Administrator (as defined in the 2011 Plan) will have the discretion to (i) make awards; (ii) determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise; (iii) prescribe the form of agreements to evidence awards; (iv) interpret the 2011 Plan; and (v) make all other determinations necessary or advisable for the administration of the 2011 Plan or any agreement issued thereunder, to the extent permitted by law and the 2011 Plan. The 2011 Plan will initially be administered by the Board of the Company; provided, however, that the Board may delegate some or all of the administration of the 2011 Plan to a Committee or Committees of non-employee directors. In accordance with NYSE Amex stock exchange listing rules, the Board has delegated to the Compensation Committee the responsibility for approving, or recommending to the Board for approval, awards to the Company's executive officer(s) under the 2011 Plan.

        Amendments.    The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the 2011 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation, the Administrator may not, without stockholder approval, revise or amend the 2011 Plan (i) to materially increase the number of shares subject to the 2011 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options or stock appreciation rights may be granted, (iv) to cancel options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock, (v) to materially increase the benefits accruing to participants under the 2011 Plan, or (vi) in any manner that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

        Term.    The Administrator may grant awards pursuant to the 2011 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after April 25, 2021.

        Change of Control.    Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2011 Plan, the Board shall have the option to provide for any of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2011 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; (iv) that holders of outstanding awards shall become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested), as of the effective date of any such change of control, cash in an amount equal to (a) the holder's options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights; or (b) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control.

        Payment.    Upon exercise of an option granted under the 2011 Plan, and as permitted in the Administrator's discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

        Transfer Restrictions.    Unless permitted by law and expressly permitted by the Administrator, no award made under the 2011 Plan will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her "immediate family" or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

        New Plan Benefits.    The amount of future awards will be determined by the Administrator. The 2011 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the 2011 Plan or that would have been made in the past if the 2011 Plan had been in place. On April 25, 2011, the opening price of our common stock was $4.20.

Federal Income Tax Matters

        Options.    Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2011 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

        ISOs granted under the 2011 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

        Restricted Stock Awards.    Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Restricted Stock Units.    A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Performance Awards.    A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Stock Appreciation Rights.    Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2011 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual's death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

        Other than as a result of their right to participate in the 2011 Plan, no person who was a director or executive officer of us in the year ended December 31, 2010 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Recommendation

        Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2011 Annual Meeting (whether in person or by proxy) will result in the stockholders' approval of the 2011 Equity Incentive Plan.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN.

PROPOSAL 3

APPROVAL OF A CHANGE OF THE COMPANY'S
STATE OF INCORPORATION FROM DELAWARE TO MONTANA

        Our Board approved, subject to stockholder approval, the reincorporation of Voyager Oil & Gas, Inc., a Delaware corporation ("Voyager Delaware"), in the state of Montana (the "Reincorporation"). In furtherance of its approval of the Reincorporation, our Board also approved new articles of incorporation and bylaws for Voyager Oil & Gas, Inc., a Montana corporation ("Voyager Montana"). If our stockholders approve the Reincorporation by approving this Proposal 3, we will reincorporate in Montana in accordance with the Montana Business Corporation Act.

        References in this Section to "Voyager" refer to our company in general and include both Voyager Delaware and Voyager Montana, unless otherwise specified.

Summary

        The principal effects of the Reincorporation will be that:

  •
  The affairs of Voyager will cease to be governed by Delaware corporation laws and will become subject to Montana corporation laws.

  •
  The resulting Montana corporation will (i) have all of the rights, privileges and powers of Voyager Delaware, (ii) possess all of the properties of Voyager Delaware, (iii) be subject to all of the debts, liabilities and obligations of Voyager Delaware and (iv) have the same officers and directors as Voyager Delaware, each as they existed immediately prior to the Reincorporation.

  •
  Each outstanding share of common stock of Voyager Delaware will become an outstanding share of common stock of Voyager Montana.

  •
  Each outstanding option, warrant or right to acquire shares of common stock of Voyager Delaware will become an option or right to acquire shares of common stock of Voyager Montana on the same terms.

General Information

        The Reincorporation would be accomplished by incorporating Voyager Montana, a new corporation that will be a wholly owned subsidiary of Voyager Delaware, under the laws of Montana and merging Voyager Delaware with and into Voyager Montana. Upon completion of the merger, Voyager would be a Montana corporation possessing all of the rights of, and being subject to all of the obligations of, Voyager Delaware.

        We propose effecting the Reincorporation by filing the following documents with the appropriate authorities:

  •
  articles of incorporation of Voyager Montana, to be filed with the Montana Secretary of State, in substantially the form attached hereto as Appendix B (the "Montana Articles"); and

  •
  a plan of merger governing the Reincorporation, to be filed with the Montana and Delaware Secretaries of State, in substantially the form attached hereto as Appendix D (the "Plan of Merger").

        In addition, the Board of Voyager Montana intends to adopt bylaws in substantially the form attached hereto as Appendix C (the "Montana Bylaws").

        Apart from being governed by the Montana Articles, the Montana Bylaws and the MBCA, for all other purposes Voyager Montana will be essentially the same entity as Voyager Delaware. Following the Reincorporation, Voyager Montana will have:

  •
  all of the rights, privileges and powers of Voyager Delaware;

  •
  all of the properties possessed by Voyager Delaware;

  •
  all of the debts, liabilities and obligations of Voyager Delaware; and

  •
  the same officers and directors of Voyager Delaware.

        After the Reincorporation, Voyager will continue to be a publicly held company and the shares of Voyager's common stock will continue to be traded, without interruption, on the NYSE Amex stock exchange under the same symbol (VOG). Voyager will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of Voyager common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares and stockholders holding restricted shares of Voyager common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

Reasons for the Reincorporation

        Our Board has recommended reincorporation under the laws of Montana primarily because of the location of Voyager's principal executive offices in Billings, Montana. We believe that Voyager will be able to reduce professional expenses and more efficiently obtain professional advice by conforming its state of incorporation to the location of its principal executive offices. Reincorporating in Montana will allow us to complete future financing, acquisition and other transactions without the need to utilize special legal counsel to provide opinions and advice regarding Delaware-specific legal issues, which we expect will help expedite the closing of transactions and avoid the expense of special counsel. Reincorporating in Montana will result in additional annual, recurring cost savings due to lower fees/franchise taxes imposed by the State of Montana relative to Delaware and other states.

        Although there are differences between the rights of stockholders under the laws of Delaware compared to the laws of Montana, our Board believes that the rights afforded to stockholders of a Montana corporation are generally equivalent to or greater than those afforded to stockholders of a Delaware corporation. A summary comparison of the rights afforded to stockholders under Delaware law and the rights afforded to stockholders under Montana law is set forth below. Notwithstanding the comparison in this proxy statement, stockholders should consult their own legal counsel to understand the differences between the laws of Delaware and the laws of Montana and their impact on stockholders and their rights.

Changes as a Result of Reincorporation

        If this Proposal 3 is approved, the Reincorporation will effect a change in the legal domicile of Voyager and other changes of a legal nature, the most significant of which are described below in the section entitled "Comparison of Voyager Stockholders' Rights Before and After the Reincorporation." The Reincorporation is not expected to affect any of Voyager's material contracts with any third parties and Voyager's rights and obligations under those material contractual arrangements will continue as rights and obligations of Voyager Montana. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of Voyager.

Plan of Merger

        The Reincorporation will be effected pursuant to the Plan of Merger. The Plan of Merger provides that Voyager Delaware will merge with and into Voyager Montana, with all of the assets, rights, privileges and powers of Voyager Delaware and all property owned by Voyager Delaware, all debts due to Voyager Delaware, as well as all other causes of action belonging to Voyager Delaware immediately prior to the merger, vesting in Voyager Montana following the merger. Voyager Montana immediately following the merger effectively will be the same entity as Voyager Delaware immediately before the merger. The directors and officers of Voyager Delaware immediately prior to the merger will be the directors and officers of Voyager Montana immediately after the merger.

        At the effective time of the Reincorporation, each then-outstanding share of common stock of Voyager Delaware will automatically convert into one share of common stock of Voyager Montana. Existing Voyager stockholders will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Voyager stockholders should not destroy any stock certificates and should not submit any certificates unless and until requested to do so.

        Pursuant to the Reincorporation, Voyager Montana will assume all of Voyager Delaware's obligations related to convertible equity securities and other rights to purchase Voyager common stock. Each outstanding option or warrant to purchase shares of Voyager common stock will be converted into an option or warrant to purchase a number of shares of the resulting Montana corporation's common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

        A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Merger. A vote in favor of the Reincorporation also constitutes a vote in favor of the Montana Articles and the Montana Bylaws.

Effective Time

        If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of and at the date and time specified in (as applicable), the Plan of Merger, when and as filed with the Secretary of State of Delaware and the Montana Articles of Merger, including the Plan of Merger, when and as filed with the Secretary of State of Montana, in each case upon acceptance thereof by the applicable authority. However, the Reincorporation may be delayed by the Voyager Board or the Plan of Merger may be terminated and abandoned by action of the Voyager Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by Voyager's stockholders, if the Voyager Board determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of Voyager and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

        If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and Voyager will continue to be incorporated in Delaware and be subject to Voyager's existing articles of incorporation and bylaws.

Principal Differences in Corporate Charters

        Articles/Certificate of Incorporation.    Voyager Montana's Articles of Incorporation differ from Voyager Delaware's Certificate of Incorporation in certain aspects, most of which are technical in nature. In addition, specific articles have been included so as to minimize differences in corporate governance before and after the Reincorporation.

        Number of Directors.    Voyager Delaware's current Certificate of Incorporation is silent with respect to the number of directors of Voyager Delaware; Voyager Delaware's current Bylaws provide that the Board will consist of one or more members, with the exact number to be set by resolution of the Board. Under the Delaware General Corporation Law ("DGCL"), the Board has authority to amend the range of the number of directors in the Bylaws. For Voyager Montana, the Articles of Incorporation provide that the Board will consist of one or more members, with the exact number to be determined by the Board. Under the Montana Business Corporation Act ("MBCA"), once a range for directors is established, stockholder approval is required to change it; therefore, the range for the number of directors has been moved into Voyager Montana's Articles so that the Board will retain authority to amend all provisions of the Bylaws without stockholder approval.

        Vote to Approve Merger Proposals.    Voyager Montana's Articles of Incorporation specifically provide that a merger or share exchange requiring stockholder approval must be approved by a majority of all votes entitled to be cast. This provision is consistent with what is currently required for Voyager Delaware under the DGCL. Under the MBCA, Voyager Montana must provide in its Articles of Incorporation that a majority vote is sufficient to approve a merger or share exchange; otherwise, the relevant statute requires approval by two-thirds of all votes entitled to be cast.

        Bylaws.    Various differences also exist between Voyager Montana's Bylaws and Voyager Delaware's Bylaws, most of which are either technical in nature or intended to modernize the Bylaw provisions. Except as set forth in the following paragraph, the differences are not expected to have a material effect on Voyager's corporate governance.

        Action by Written Consent.    Voyager Delaware's current Bylaws permit stockholders to take action without a meeting if written consent is delivered by a number of stockholders having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted. Under the MBCA, stockholder action may be taken without a meeting only if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon. As a result, Voyager Montana's Bylaws reflect the MBCA requirement.

        Advanced Notice of Stockholder Proposals and Director Nominations.    Voyager Montana's Bylaws have been updated to require stockholders to give Voyager Montana advanced notice of any director nominations or proposals a stockholder desires to be considered by the stockholders of Voyager Montana. This Bylaw provision requires a stockholder to deliver notice to Voyager Montana's principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting.

        Special Meetings of the Stockholders.    The MBCA requires that Voyager Montana allow stockholders holding at least 10% of all votes entitled to be cast to call a special meeting of the stockholders, and Voyager Montana's Bylaws have been drafted to reflect this requirement.

Certain Differences in Corporate Laws

        The DGCL currently governs the rights of Voyager Delaware's stockholders. After the merger, the rights of stockholders will be governed by the MBCA. The following discussion summarizes certain significant differences between the provisions of the DGCL and the MBCA, as applicable to a public company.

        Amendment of Articles/Certificate of Incorporation.    The MBCA authorizes a corporation's board of directors to make various changes of an administrative nature to its articles of incorporation including increasing the number of outstanding shares in proportion to a stock split or stock dividend in the corporation's own shares. Other amendments to a corporation's articles of incorporation must be recommended to the stockholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment. Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of stockholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation.

        Provisions Affecting Acquisitions and Business Combinations.    The MBCA does not contain any "anti-takeover" provisions imposing specific requirements or restrictions on transactions between a corporation and significant stockholders.

        Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder's acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

        These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

        Mergers, Acquisitions and Other Transactions.    Under the MBCA, a merger, consolidation, sale of all or substantially all of a corporation's assets, other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a majority vote requirement is specified in the articles of incorporation. As discussed above in this Proxy Statement under "Principal Differences in Corporate Charter—Articles/Certificate of Incorporation," Voyager Montana's Articles of Incorporation provide that the corporate transactions specified above may be approved by a majority of the outstanding shares entitled to vote. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets, other than in the regular course of business, or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

        Class Voting.    Under the MBCA, the articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group and elect one or more directors as a class. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class. The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

        Transactions With Officers or Directors.    The MBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, a "qualified director" is one who does not have (a) a conflicting interest respecting the transaction or (b) a familial, financial, professional or employment relationship with a second director who does have such a conflict and which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

        The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

        Appraisal or Dissenters' Rights.    Under the MBCA a stockholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, amendments to the corporation's articles of incorporation that materially and adversely affect stockholder rights, and any corporate action taken pursuant to a stockholder vote to the extent the articles of incorporation, bylaws, or a resolution of the Board provide that voting or nonvoting stockholders are entitled to dissent.

        Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, or held of record by more than 2,000 stockholders (as long as in the merger the stockholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 stockholders) or (ii) if the corporation is the surviving corporation and no vote of its stockholders is required for the merger. Because Voyager is listed on the NYSE Amex stock exchange, stockholders currently do not have statutory appraisal rights under the DGCL in such mergers or consolidations.

        Liability of Directors and Officers.    The MBCA provides that a corporation's articles of incorporation may eliminate or limit personal liability for conduct as a director, except for the amount of an improper personal benefit, intentional misconduct, intentional violations of criminal law, or unlawful distributions. Under the DGCL, a corporation's certificate of incorporation may eliminate or limit personal liability for conduct as a director, except for breaches of the duty of loyalty, acts not in good faith, intentional misconduct, knowing violations of law, improper declarations of dividends or receipt of improper personal benefits. Voyager Delaware's Certificate of Incorporation and Voyager Montana's Articles of Incorporation both eliminate directors' liability to the maximum extent provided by law.

        Indemnification of Directors and Officers.    Under the MBCA, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited by the corporation's articles of incorporation, Montana law requires indemnification if the director or officer is wholly successful on the merits of the action. Voyager Montana's Bylaws provide that Voyager Montana shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against a director or officer in the name of the corporation, commonly referred to as a derivative action. Under the MBCA, any indemnification of a director in a derivative action must be reported to stockholders in writing prior to the next annual meeting of stockholders.

        Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation's certificate of incorporation, indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

        The Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, as amended, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

        Filing Fees.    Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company is currently subject to the maximum annual fee of $180,000. Montana charges corporations incorporated in Montana nominal annual corporate license renewal fees, and does not impose any franchise fees on corporations.

PROPOSAL 4

TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMMON STOCK FROM 100,000,000 TO 200,000,000.

        The Company's Board has approved an amendment to Section 4 of the Articles of Incorporation of the Company to increase the authorized number of share of Common Stock from 100,000,000 to 200,000,000. The Company currently is authorized to issue up to 100,000,000 shares of Common Stock. As of the record date for the Annual Meeting, a total of 66,311,479 shares of Common Stock were outstanding or reserved for issuance, leaving only 33,688,521 shares of Common Stock available for issuance. The Board believes that the increase in the number of authorized shares will provide the Company with increased flexibility to meet various corporate objectives and is in the best interests of the Company and its stockholders.

        Pursuant to proposal #2, described above, the Company intends, subject to stockholder approval, to reserve 5,000,000 shares of Common Stock for issuance under the 2011 Equity Incentive Plan. The Company may in the future decide to finance its operations through, among other things, and with the proper required authorizations, the issuance from time to time of various equity securities. The Company may also consider the acquisition of other businesses (possibly using Common Stock as consideration) and to consider the issuance of additional Common Stock through stock splits and dividends in appropriate circumstances. Accordingly, the continued availability of Common Stock is necessary to provide the Company with the flexibility to take advantage of opportunities in such situations. There are, at present, no plans, understandings, agreements or arrangements concerning the issuance of additional Common Stock, except for the reservation of 5,000,000 shares under the 2011 Equity Incentive Plan.

        Pursuant to Delaware law, as well as Montana law, authorized and unissued Common Stock are available for issuance by the Company to such persons and for such consideration as the Board may determine from time to time. Stockholders may not be given the opportunity to vote on such matters, unless stockholder approval is required by applicable law or unless the Board in its judgment recommends stockholder approval. Stockholders generally will have no preemptive rights to subscribe to newly issued Common Stock.

        Although, the Company has no current intentions to utilize the newly authorized shares of Common Stock to entrench management, it may, in the future, be able to use the additional authorized shares of Common Stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a stockholder rights plan, in a private placement that causes substantial dilution to a person or persons that attempts to acquire control of the Company through a merger or tender offer on terms or in a manner not approved by the Company's Board, whether or not the Company's stockholders view the change in control, merger or tender offer as favorable. The authorization of such additional shares of Common Stock will have no current anti-takeover effect, because not hostile takeover attempts are, to the Company's knowledge, currently threatened.

        The Company has provisions in its Bylaws and Certificate of Incorporation that prohibit the removal of directors without cause. This can hinder a hostile takeover in that a person or person trying to obtain control of the Company may find it difficult to reconfigure the Company's Board.

        The Company's Board has the authority to issue up to an additional 20,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights of these shares without any further vote or action by the Company's stockholders. The rights of the holders of the Company's Common Stock are subject to and may be adversely affected by the rights of the holders of any preferred stock that the Company may issue in the future. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of the Company's outstanding voting stock, which would delay, defer or prevent a change in control of the Company. Also, preferred stock may have other rights, including economic rights senior to the Company's Common Stock.

        Section 203 of the DGCL prohibits the Company from engaging in business combinations with interested stockholders. These provisions may have the effect of delaying or preventing a change in control of the Company without action by its stockholders, even if a change in control would be beneficial to the stockholders.

        The Board believes that the proposed increase in the number of authorized Common Stock will provide flexibility needed to meet corporate objectives and is in the best interests of the Company and its stockholders. If the proposal is approved, officers of the Company will promptly make the appropriate filings in the State of Delaware and take any other action necessary to implement the amendment.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS LLC AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

        The Board, acting on the recommendation of the Company's Audit Committee, has selected Mantyla McReynolds LLC as the Company's independent registered public accountant for the fiscal year ending December 31, 2011. Mantyla McReynolds LLC has been the Company's independent registered public accountant since April 2010. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

        A representative of Mantyla McReynolds LLC is expected to be present at the 2011 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

        The following table presents fees for professional services billed by Mantyla McReynolds LLC to the Company for the audit of the Company's annual financial statements, the review of the Company's interim financial statements, and related services for the fiscal years ended December 31, 2010, and December 31, 2009.

Category	Fiscal Year	Fees
Audit Fees(1)	2010	$104,098
	2009	$29,591
Audit-Related Fees(2)	2010	$0
	2009	$0
Tax Fees(3)	2010	$0
	2009	$0
All Other Fees(4)	2010	$54,625
	2009	$0

(1)
Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements in connection with the filing of current and periodic reports.

(2)
Audit-related fees represent fees billed for review of the Company's quarterly financial statements in connection with the filing of periodic reports.

(3)
Tax fees represent fees billed for each of the least two fiscal years for tax compliance, tax advice and tax planning which included preparation of tax returns.

(4)
Other fees represent fees billed in relation to review of the Company's proxy statement, attendance at the Company's annual meeting, and providing consent to the Company's Registration Statements on Form S-3, and comfort letter and other fees associated with the Company's February 2011 $50,000,000 private placement.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee pre-approved the engagement of Mantyla McReynolds LLC as the Company's principal independent registered public accountant to perform audit services for the Company. The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement. One hundred percent (100%) of the audit services, audit-related services and tax-related services referenced above were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2011 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

PROPOSAL 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are providing stockholders an advisory vote on executive compensation. This is a new item for our Annual Meeting in 2011. This vote is now required under Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

        Our Compensation Committee has described our compensation philosophy in the Compensation Discussion and Analysis contained in this proxy statement. Stockholders are urged to read the Compensation Discussion and Analysis which also discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related tables and narrative disclosure which describe the compensation of our Chief Executive Officer and our Chief Financial Officer of the Company in fiscal 2010 set forth under "Executive Compensation" above. The Compensation Committee and the Board believe the policies and procedures articulated in the Compensation Discussion and Analysis are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers in fiscal 2010 reflects and supports these compensation policies and procedures.

        Stockholders are being asked to vote on the following resolution:

  "RESOLVED, the stockholders of Voyager Oil & Gas, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of

  Regulation S-K, including Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the proxy statement for the 2011 Annual Meeting of Stockholders captioned "Executive Compensation."

        This advisory vote on executive compensation, commonly referred to as a "say-on-pay" advisory vote, is not binding on our Board. However, the Board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

Required Vote and Board Recommendation

        Under applicable Delaware law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE RESOLUTION SET FORTH IN THIS PROPOSAL #6.

        The stockholder vote on this proposal is advisory. Therefore, it will not be binding on the Company or the Board. Nevertheless, we highly value the opinion of our stockholders and will give significant weight to the advisory vote.

PROPOSAL #7

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

        We are providing stockholders an advisory vote on the frequency with which our stockholder shall have the advisory "say-on-pay" vote on executive compensation as provided for in Proposal #3 above. This is also a new item for our Annual Meeting in 2011. This vote is now required under Section 14A of the Exchange Act.

        Stockholders are able to choose to recommend that an advisory vote on executive compensation be held annually, every second year, or every third year. Although the vote on the frequency of future say-on-pay votes is not binding, the Board greatly values the input of the Company's stockholders and the Compensation Committee will use the result of the vote as an important consideration when determining how frequently future say-on-pay votes will be held.

Proposal

        The Company is presenting this proposal, which gives you, as a stockholder, the opportunity to express your view on the appropriate frequency of conducting future say-on-pay votes by for one of the options described:

  "RESOLVED, that the stockholders approve, on an advisory basis, that Voyager Oil & Gas, Inc. conduct an advisory vote on the compensation of its named executive officers, as described in its proxy statement for the relevant year, once every year, two years or three years.

As discussed under the caption Executive Compensation, the Company's compensation philosophy is to provide compensation in a manner that maximizes long-term stockholder value. The Board has determined that a three-year frequency for say-on-pay votes is the best approach for the Company for the following reasons:

  •
  A three-year cycle will provide stockholders sufficient time to evaluate the effectiveness of short and long-term compensation policies and practices and the related performance of the Company;

  •
  A three-year cycle gives the Board and the Compensation Committee sufficient time to thoughtfully evaluate stockholder sentiment expressed in the prior say-on-pay vote, to implement any changes deemed appropriate, and to evaluate the results of such changes before the next say-on-pay vote;

  •
  NYSE Amex stock exchange rules require stockholder approval of material changes to the Company's equity incentive plans, which lengthens the time necessary to alter the Company's equity compensation policies and practices; and

  •
  The Board and the Compensation Committee will remain engaged with stockholders during the period between say-on-pay votes and will be directly accountable to stockholders at each annual meeting through director elections.

Required Vote and Board Recommendation

        Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the stockholders.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS SELECT A THREE-YEAR FREQUENCY FOR CONDUCTING THE STOCKHOLDER SAY-ON-PAY VOTES BY VOTING FOR THE "THREE YEARS" OPTION.

        The stockholder vote on this proposal is advisory. Therefore, it will not be binding on the Company or the Board. Nevertheless, we highly value the opinion of our stockholders and will give significant weight to the advisory vote when determining how frequently future stockholder say-on-pay votes will be conducted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 2010, all Form 3, Form 4 and Form 5 filing requirements were complied with, except for the following: Mr. Lipscomb filed one late Form 4 to report the grant of a stock option; Mr. Reger filed one late Form 4 to report the grant of restricted stock and a common stock warrant and one late Form 3 to report indirect holdings; Mr. Sherman filed one late Form 4 to report the grant of a stock option; and Mr. Thompson filed one late Form 4 to report the grant of restricted stock and a common stock warrant.

OTHER BUSINESS

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2012 Annual Meeting must be received by the Company no later than December 28, 2011 to be includable in the Company's proxy statement and related proxy for the 2012 Annual

Meeting. Additionally, pursuant to the advance notice provisions of the Company's bylaws, as authorized by applicable state law, in order for stockholders to present nominations or other business at the 2012 Annual Meeting, a stockholder's notice of such nomination or other business must be received no earlier than February 27, 2012 and no later than March 28, 2012 and must be in a form that complies with the requirements set forth in the Company's bylaws.

FORM 10-K

        A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO MITCHELL THOMPSON, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

Dated: April 29, 2011
Billings, Montana

 Appendix A

VOYAGER OIL & GAS, INC.
2011 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

          (a)   "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

          (b)   "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

          (c)   "Agreement" shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

          (d)   "Award" shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

          (e)   "Change of Control" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

              (i)  Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

             (ii)  There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

            (iii)  There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), "gross value" means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

            (iv)  Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

  For the avoidance of doubt, the term "Change of Control" shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

          (f)    "Close of Business" of a specified day shall mean 5:00 p.m., Mountain Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

          (g)   "Committee" shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(g), "non-employee director" shall have the same meaning as set forth in Rule 16b-3.

          (h)   "Common Stock" shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

          (i)    The "Company" shall mean Voyager Oil & Gas, Inc., a Delaware corporation, which is in the process of becoming a Montana corporation.

          (j)    "Consultant" shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. For purposes of this plan, "Consultant" shall also include a director of an Affiliate who is compensated for services as a director.

          (k)   "Director" shall mean a member of the Board of Directors of the Company.

          (l)    "Effective Date" shall mean the date the Board of Directors of the Company adopts the Plan.

          (m)  "Employee" shall mean a common-law employee of the Company or any Affiliate, including "officers" as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

          (n)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          (o)   "Fair Market Value" of specified stock as of any date shall mean (i) if such stock is listed on the NYSE Amex stock exchange or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the NYSE Amex stock exchange, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

          (p)   "Incentive Stock Option" shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

          (q)   The "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (r)   "Option" shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

          (s)   "Nonqualified Stock Option" shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

          (t)    "Parent" shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

          (u)   "Participant" shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

          (v)   "Performance Award" shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

          (w)  "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

          (x)   "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

          (y)   "Performance Share" shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common

  Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (z)   "Performance Cash Unit" shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

          (aa) The "Plan" means the Voyager Oil & Gas, Inc. 2011 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

          (bb) "Restricted Stock Award" shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

          (cc) "Restricted Stock Unit Award" shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

          (dd) "Rule 16b-3" shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

          (ee) "Stock Appreciation Right" shall mean a grant pursuant to Section 13 of this Plan.

          (ff)  A "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

        The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. Notwithstanding anything in this Plan to the contrary, until shareholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable.

        If shareholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void, except that the grant of an Option shall be deemed to be a grant of a Nonqualified Stock Option under the applicable Prior Plan (without regard to whether the grant was intended to be an Incentive Stock Option.)

        The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board"); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the "Administrator."

        Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.
STOCK

        The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Five Million (5,000,000), which shall include (i) any shares of Common Stock that, as of the Effective Date, are authorized for issuance under the Prior Plans but have not been issued and are not subject to outstanding options, and (ii) any shares of Common Stock subject to any option (or portion thereof) outstanding under the Prior Plans on the Effective Date which, for any reason, expires, is forfeited, or is terminated prior to exercise, or which is surrendered or withheld to satisfy the exercise price or any withholding obligations of such option. The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options shall also be 5,000,000 (5,000,000).

        The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
PAYMENT OF OPTION EXERCISE PRICE

        Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

        The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously acquired shares of Common Stock" means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

        With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares and Exercise Price.    The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

          (b)    Exercisability and Term of Incentive Stock Options.    The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. "vests"). The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

            The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a "book entry"). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

          (d)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an Incentive Stock Option or a "disqualifying disposition" of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)    Vesting Limitation.    Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other "incentive stock option" plans of the Company or any Affiliate, including the Prior Plans, shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other "incentive stock option" plans of the Company or any Affiliate in chronological order according to the dates of grant.

          (f)    Other Provisions.    The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an "incentive stock option" as defined in Code Section 422 or to conform to any change therein.

 SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares and Exercise Price.    The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. Unless otherwise determined by the Administrator, the exercise price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Nonqualified Stock Option.

          (b)    Term and Exercisability of Nonqualified Stock Options.    The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. "vests"). The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

            The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a "book entry"). Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

          (d)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)    Other Provisions.    The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 10.
RESTRICTED STOCK AWARDS

        Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares.    The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

          (b)    Risks of Forfeiture.    The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

          (c)    Issuance of Shares; Rights as Shareholder.    Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

            Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

          (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)    Other Provisions.    The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 11.
RESTRICTED STOCK UNIT AWARDS

        Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)    Number of Shares.    The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

          (b)    Vesting.    The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

          (c)    Issuance of Shares; Rights as Shareholder.    The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

          (d)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

          (e)    Other Provisions.    The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

        Each Performance Award shall be evidenced by a Performance Award Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)    Awards.    Performance Awards may be in the form of Performance Cash Units or Performance Shares. Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

          (b)    Performance Objectives, Performance Period and Payment by the Company.    The Performance Award Agreement shall set forth:

              (i)  the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

             (ii)  one or more Performance Objectives established by the Administrator and the method for measuring performance;

            (iii)  the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

            (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

             (v)  the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

          (c)    Withholding Taxes.    The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

          (d)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

          (e)    Other Provisions.    The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 13.
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

          (a)    Awards.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

          (b)    Term and Exercisability.    The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. "vests"). The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

            The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

          (c)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

          (d)    No Rights as Shareholder.    A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the

  Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

          (e)    Other Provisions.    The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 14.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

        (a)    In General.    In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        (b)    Liquidation.    Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

            (i)  the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

           (ii)  the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

        (c)    Change of Control.    Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

            (i)  the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

           (ii)  the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

          (iii)  that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

          (iv)  that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights; or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.
NON-TRANSFERABILITY

        Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

        Notwithstanding anything in this Section 15 to the contrary, Non-Qualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

SECTION 16.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

        No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

        As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

          (a)   In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

          (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

          (c)   In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

        The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 17.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 14 of this Plan, to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan (i) to materially increase the number of shares subject to the Plan, (ii) to change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) to decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) to cancel Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, (v) to materially increase the benefits accruing to Participants under the Plan, or (vi) in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

        To the extent applicable, this Plan and all Agreements shall be interpreted in accordance with the requirements of Code Sections 409A and 422 and the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.
NO OBLIGATION TO EXERCISE OPTION;
NO EMPLOYMENT OR OTHER SERVICE RIGHTS

        The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.
MISCELLANEOUS

        (a)    Issuance of Shares.    The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

        (b)    Choice of Law.    The law of the state of Montana shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state's conflict of laws rules.

        (c)    Severability.    In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (d)    No Duty to Notify.    The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

 Appendix B

ARTICLES OF INCORPORATION
of
VOYAGER OIL & GAS, INC.

        The undersigned incorporator certifies as follows:

          1.     Name. The name of the corporation is "Voyager Oil & Gas, Inc." (the "Corporation").

          2.     Address; Registered Office and Agent. The address of the Corporation's registered office in the State of Montana is 2718 Montana Avenue, Suite 220 Billings, MT 59101, in Yellowstone County; and the name of its registered agent at such address is Mitchell R. Thompson. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Montana. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Montana.

          3.     Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Montana Business Corporation Act

          4.     Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is One Hundred Twenty Million (120,000,000) shares consisting of: One Hundred Million (100,000,000) shares of common stock, $.001 par value per share ("Common Stock"); and Twenty Million (20,000,000) shares of preferred stock, $.001 par value per share ("Preferred Stock").

          The Preferred Stock may be divided into, and may be issued from time to time in one or more series. The Board of Directors of the Corporation ("Board") is authorized from time to time to establish and designate any such series of Preferred Stock, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such series and any other class of capital stock of the Corporation and any series thereof, and to fix or alter the number of shares comprising any such series and the designation thereof. The authority of the Board from time to time with respect to each such series shall include, but not be limited to, determination of the following:

            a.     The designation of the series;

            b.     The number of shares of the series and (except where otherwise provided in the creation of the series) any subsequent increase or decrease therein;

            c.     The dividends, if any, for shares of the series and the rates, conditions, times and relative preferences thereof;

            d.     The redemption rights, if any, and price or prices for shares of the series;

            e.     The terms and amounts of any sinking fund provided for the purchase or redemption of the series;

            f.      The relative rights of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

            g.     Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

            h.     The voting rights, if any, of the holders of such series; and

            i.      Such other designations, powers, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

          5.     Name and Mailing Address of Incorporator. The name and mailing address of the incorporator are: Julie A. Taylor, 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402.

          6.     Directors.

            6.1    Number of Directors.    The Board shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board.

            6.2    Election of Directors.    Unless and except to the extent that the Bylaws of the Corporation (the "Bylaws") shall so require, the election of directors of the Corporation need not be by written ballot.

          7.     Limitation of Liability. To the fullest extent permitted under the Montana Business Corporation Act, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

          8.     Indemnification.

            8.1    Right to Indemnification.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an "Other Entity"), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of the Corporation (the "Board").

            8.2    Prepayment of Expenses.    The Corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

            8.3    Claims.    If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

            8.4    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of these Articles of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

            8.5    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

            8.6    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

            8.7    Other Indemnification and Prepayment of Expenses.    This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

          9.     Adoption, Amendment and/or Repeal of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the Bylaws, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.

          10.   Stockholder Approval of Plan of Merger or Share Exchange. A majority of all votes entitled to be cast by each voting group is sufficient to approve any plan of merger or share exchange requiring approval of the Corporation's stockholders pursuant to Section 35-1-815 of the MBCA (as such statute exists on the effective date of these Articles of Incorporation or as it may be thereafter in effect).

          11.   Powers of Incorporators. The powers of the incorporator are to terminate upon the filing of these Articles of Incorporation with the Secretary of State of the State of Montana. The name and mailing address of the persons who are to serve as the initial directors of the Corporation, or until their successors are duly elected and qualified, are:

James Russell (J.R.) Reger	Mitchell R. Thompson
725 Highland Park Drive	4316 Huckleberry Lane S
Billings, MT 59102	Billings, MT 59106
Lyle Berman	Terry Harris
130 Cheshire Lane, #101	3001 North Shore Loop SE
Minnetonka, MN 55305	Mandan, ND 58554
Joseph Lahti	Steve Lipscomb
2975 Somerset Lane	3456 Ben Lomond Place
Long Lake, MN 55356	Los Angeles, CA 90027
Myrna Patterson McLeroy	Loren J. O'Toole II
614 St. Paul, Suite 200	209 North Main Street
P.O. Box 1896	P.O. Box 529
Gonzales, TX 78629	Plentywood, MT 59254
Josh Sherman 711 Louisiana Street Suite 1700 Houston, TX 77002

          12.   Articles Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the Montana Business Corporation Act at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Section.

          13.   Meetings of Stockholders; Books and Records. Meetings of stockholders may be held within or without the State of Montana, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Montana at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

        WITNESS the signature of these Articles of Incorporation this [    •    ] day of [April] 2011.

Julie A. Taylor Incorporator

 Appendix C

BYLAWS

of

VOYAGER OIL & GAS, INC.

(a Montana Corporation)

ARTICLE 1
DEFINITIONS

        As used in these Bylaws, unless the context otherwise requires, the term:

          1.1   "Articles of Incorporation" means the initial Articles of Incorporation of the Corporation, as amended, supplemented or restated from time to time.

          1.2   "Assistant Secretary" means an Assistant Secretary of the Corporation.

          1.3   "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

          1.4   "Board" means the Board of Directors of the Corporation.

          1.5   "Bylaws" means the initial bylaws of the Corporation, as amended from time to time.

          1.6   "Chairman" means the Chairman of the Board of Directors of the Corporation.

          1.7   "Corporation" means Voyager Oil & Gas, Inc.

          1.8   "Directors" means directors of the Corporation.

          1.9   "Entire Board" means all then authorized directors of the Corporation.

          1.10 "MBCA" means the Montana Business Corporation Act, as amended from time to time.

          1.11 "Office of the Corporation" means the executive office of the Corporation.

          1.12 "President" means the President of the Corporation.

          1.13 "Secretary" means the Secretary of the Corporation.

          1.14 "Stockholders" means Stockholders of the Corporation.

          1.15 "Treasurer" means the Treasurer of the Corporation.

          1.16 "Vice President" means a Vice President of the Corporation.

ARTICLE 2
STOCKHOLDERS

        2.1    Place of Meetings.    Every meeting of Stockholders may be held at such place, within or without the State of Montana, as may be designated by resolution of the Board from time to time.

        2.2    Annual Meeting.    If required by applicable law, a meeting of Stockholders shall be held annually for the election of Directors at such date and time as may be designated by resolution of the Board from time to time. Any other business may be transacted at the annual meeting.

        2.3    Advanced Notice of Stockholder Proposals and Director Nominations.    Nominations of persons for election to the Board of the Company and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) pursuant to the Company's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board or a Committee thereof, or (C) by any Stockholder of the Company (i) who was a Stockholder of record of the

Company (and with respect to any beneficial owner, if different, on whose behalf such nomination or proposal is made, only if such beneficial owner was the beneficial owner of shares of the corporation) at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Company and remains a Stockholder of record (and with respect to any beneficial owner, remains a beneficial owner) through the time of the meeting, (ii) who is entitled to vote at the meeting and (iii) who complies with the notice procedures set forth in this Section 2.3; clause (C) shall be the exclusive means for a Stockholder to submit such business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and included in the Company's notice of meeting) before an annual meeting of Stockholders.

        For nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to clause (C) of the prior paragraph, the Stockholder must have given timely notice thereof in writing to the Secretary of the Company and any such proposed business (other than the nominations of persons for election to the Board) must constitute a proper matter for Stockholder action. To be timely, a Stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the Stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such Stockholder's notice shall set forth:

          2.3.1    as to each person whom the Stockholder proposes to nominate for election or reelection as a director; all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

          2.3.2    as to any business that the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

          2.3.3    as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such Stockholder, as they appear on the Company's books, and of such beneficial owner and (2) the class and number of shares of the Company which are owned beneficially and of record by each Stockholder and such beneficial owner.

        Only such persons who are nominated in accordance with the procedures set forth herein shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth herein. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth herein and, if any proposed nomination or business is not in such compliance, to declare that such defective proposal shall be disregarded.

        Notwithstanding the foregoing provisions, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing herein shall be deemed to affect any rights of Stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

        2.4    Special Meetings.    Unless otherwise prescribed by applicable law, special meetings of Stockholders may be called at any time by (a) the Board, or (b) upon written demand from Stockholders holding at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Business transacted at any special meeting of Stockholders shall be limited to the purpose stated in the notice.

        2.5    Fixing Record Date.    For the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Articles of Incorporation, to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date, unless otherwise required by applicable law, shall not be (x) in the case of clause (a)(i) above, more than 60 nor less than 10 days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than 60 days prior to such action. If no such record date is fixed:

          2.5.1    the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

          2.5.2    the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Articles of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

          2.5.3    the record date for determining Stockholders for any purpose other than those specified in Sections 2.5.1 and 2.5.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto. When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

        2.6    Notice of Meetings of Stockholders.    Whenever under the provisions of applicable law, the Articles of Incorporation or these Bylaws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, notice of any meeting shall be given, not less than 10 nor more than 60 days before the date of the meeting, to each Stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.6 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Any meeting of Stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

        2.7    Waivers of Notice.    Whenever the giving of any notice to Stockholders is required by applicable law, the Articles of Incorporation or these Bylaws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any waiver of notice unless so required by applicable law, the Articles of Incorporation or these Bylaws.

        2.8    List of Stockholders.    The Secretary shall prepare and make, at least 10 days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder's agent, or attorney, at the Stockholder's expense, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation, or on a reasonably accessible electronic network as provided by applicable law. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for examination as provided by applicable law. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

        2.9    Quorum of Stockholders; Adjournment.    Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, at each meeting of Stockholders, the presence in person or by proxy of the holders of a majority in voting power of all outstanding shares of stock entitled to vote at the meeting of Stockholders, shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        2.10    Voting; Proxies.    Unless otherwise provided in the Articles of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters, except as otherwise provided by the Articles of Incorporation, these Bylaws, the rules and regulations of any stock exchange applicable to the Corporation, applicable law or pursuant to any rules or regulations applicable to the Corporation or its securities, shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. At all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

        2.11    Voting Procedures and Inspectors of Election at Meetings of Stockholders.    The Board, in advance of any meeting of Stockholders, may, and shall if required by applicable law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless a court of competent jurisdiction, upon application by a Stockholder, shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

        2.12    Conduct of Meetings; Organization.    The Board may adopt by resolution such rules and regulations for the conduct of the meeting of Stockholders as it shall deem appropriate. Unless another officer is designated by the Board, at each meeting of Stockholders, the President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall preside over the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of Stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine;

(v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting, respectively, shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board, and in case the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.

        2.13    Order of Business.    The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting.

        2.14    Written Consent of Stockholders Without a Meeting.    Any action required by the MBCA to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding stock entitled to vote on the action (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Montana, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.14, written consents signed by all Stockholders are delivered to the Corporation as aforesaid.

ARTICLE 3
DIRECTORS

        3.1    General Powers.    Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Articles of Incorporation or these Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

        3.2    Qualification; Term of Office.    Directors need not be Stockholders. Each Director shall hold office until a successor is duly elected and qualified or until the Director's earlier death, resignation, disqualification or removal.

        3.3    Newly Created Directorships and Vacancies.    Unless otherwise provided by applicable law or the Articles of Incorporation, any newly created directorships resulting from an increase in the authorized number of Directors and vacancies occurring in the Board for any cause, may be filled by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast. A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced or until a successor is elected and qualified, or until the Director's earlier death, resignation or removal.

        3.4    Resignation.    Any Director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

        3.5    Regular Meetings.    Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Montana as may be determined from time to time by resolution of the Board.

        3.6    Special Meetings.    Special meetings of the Board may be held at such times and at such places within or without the State of Montana whenever called by the Chairman, the President or the Secretary or by any two or more Directors then serving as Directors on at least 24 hours' notice to each Director given by one of the means specified in Section 3.9 hereof other than by mail, or on at least three days' notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving as Directors.

        3.7    Telephone Meetings.    Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

        3.8    Adjourned Meetings.    A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours' notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.9 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

        3.9    Notice Procedure.    Subject to Sections 3.6 and 3.10 hereof, whenever, under applicable law, the Articles of Incorporation or these Bylaws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telecopy or, if consented to by the Director to whom notice is given, by other means of electronic transmission.

        3.10    Waiver of Notice.    Whenever the giving of any notice to Directors is required by applicable law, the Articles of Incorporation or these Bylaws, a waiver thereof, given by the Director entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Except waivers of notice by attendance at a meeting, the waiver must be in writing, be signed by the director entitled to the notice, and be filed with the records of the Corporation. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any waiver of notice unless so required by applicable law, the Articles of Incorporation or these Bylaws.

        3.11    Organization.    At each meeting of the Board, the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

        3.12    Quorum of Directors.    The presence in person of a majority of the Entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

        3.13    Action by Majority Vote.    Except as otherwise expressly required by applicable law, the Articles of Incorporation or these Bylaws, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

        3.14    Action Without Meeting.    Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

ARTICLE 4
COMMITTEES OF THE BOARD

        The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these Bylaws.

ARTICLE 5
OFFICERS

        5.1    Positions.    The officers of the Corporation shall be a President, a Secretary, a Treasurer and such other officers as the Board may elect, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by resolution of the Board. The Board may elect one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Articles of Incorporation or these Bylaws otherwise provide.

        5.2    Election.    The officers of the Corporation shall be elected by the Board at its annual meeting or at such other time or times as the Board shall determine.

        5.3    Term of Office.    Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer's successor is elected and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time, with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The removal of an officer with or without cause shall be without prejudice to the officer's contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

        5.4    Fidelity Bonds.    The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

        5.5    Chairman.    The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by resolution of the Board.

        5.6    President.    Unless a separate Chief Executive Officer has been appointed by the Board, the President shall be the Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. Except as otherwise provided in Section 2.12, the President shall preside at all meetings of the Stockholders and shall also preside at all meetings of the Board at which the Chairman (if there be one) is not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by resolution of the Board.

        5.7    Vice Presidents.    At the request of the President, or, in the President's absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by resolution of the Board or by the President.

        5.8    Secretary.    The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board or by the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same on any instrument requiring it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may, by resolution, give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by resolution of the Board or by the President.

        5.9    Treasurer.    The Treasurer, who may also be the Chief Financial Officer, shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by resolution of the Board or by the President.

        5.10    Assistant Secretaries and Assistant Treasurers.    Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by resolution of the Board or by the President.

        5.11    Duties of Officers May be Delegated.    In the case of the absence of any officer, or for any other reason that the Board of Directors may deem sufficient, the Board or the President may delegate for the time being the powers or duties of such officer to any other officer or to any Director.

ARTICLE 6
INDEMNIFICATION

        6.1    Right to Indemnification.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an "Other Entity"), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

        6.2    Prepayment of Expenses.    The Corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 6 or otherwise.

        6.3    Claims.    If a claim for indemnification or advancement of expenses under this Article 6 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

        6.4    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Article 6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Articles of Incorporation, the Bylaws, agreement, vote of Stockholders or disinterested directors or otherwise.

        6.5    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

        6.6    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

        6.7    Other Indemnification and Prepayment of Expenses.    This Article 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE 7
GENERAL PROVISIONS

        7.1    Certificates Representing Shares.    Shares of the Corporation's stock may be certificated or uncertificated, as provided under the MBCA. Every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, if any, or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by such Stockholder in the Corporation. Any or all of the signatures upon a certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        7.2    Transfers of Stock.    Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named as the holder thereof on the stock records of the Corporation, by such person's attorney lawfully constituted in writing, and in the case of shares represented by a certificate upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

        7.3    Transfer and Registry Agents.    The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

        7.4    Lost, Stolen or Destroyed Certificates.    The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

        7.5    Form of Records.    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

        7.6    Seal.    The Board may provide for a corporate seal, in which case such corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

        7.7    Fiscal Year.    The fiscal year of the Corporation shall be determined by resolution of the Board and may be changed by the Board.

        7.8    Amendments.    These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, but the Stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

 Appendix D

PLAN OF MERGER OF

VOYAGER OIL & GAS, INC., A DELAWARE CORPORATION

WITH AND INTO

VOYAGER OIL & GAS,  INC., A MONTANA CORPORATION

1.
The name and jurisdiction of organization of each constituent entity is: Voyager Oil & Gas, Inc., a Delaware corporation ("Voyager Nevada") and Voyage Oil & Gas, Inc., a Montana corporation ("Voyager Minnesota"), or if such name has not been accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed for Voyager Montana.

2.
The name, jurisdiction of organization and kind of entity that will survive the merger is: Voyage Oil & Gas, Inc., or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed in Montana for a corporation.

3.
Terms and conditions of the merger: At a time (the "Effective Time") to be determined by the Board of Directors of Voyager Delaware (the "Board"), Voyager Delaware will be merged with and into Voyager Montana (the "Merger").

a.
the Effective Time, the separate existence of Voyager Delaware will cease and Voyager Montana will possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of each of Voyager Delaware and Voyager Montana.

b.
All and singular rights, privileges, powers and franchises of each of Voyager Delaware and Voyager Montana and all property, real, personal, or mixed and all debts due to each of Voyager Delaware and Voyager Montana on whatever account, as well as all other things in action belonging to each of Voyager Delaware and Voyager Montana, will be vested in Voyager Montana.

c.
All property, rights, privileges, powers and franchises and all and every other interest will be thereafter the property of Voyager Montana as they were of Voyager Delaware or Voyager Montana.

d.
The title to any real estate vested by deed or otherwise, in either of Voyager Delaware or Voyager Montana will not revert or be in any way impaired by reason of the Merger.

e.
All rights of creditors and all liens upon any property of Voyager Delaware will be preserved unimpaired.

f.
To the extent permitted by law, any claim existing or action or proceeding pending by or against either of Voyager Delaware or Voyager Montana may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of Voyager Delaware and Voyager Montana will thenceforth attach to Voyager Montana and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

g.
All acts, plans, policies, agreements, arrangements, approvals and authorizations of Voyager Oil, its stockholders, directors, officers, employees and agents that were valid and effective immediately prior to the Effective Time, will be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Voyager Montana and will be effective and binding thereon as the same were with respect to Voyage Delaware.

D-1

4.
The manner and basis, if any, of converting the owner's interest of each constituent entity into owner's interests, rights to purchase owner's interests, or other securities of the surviving or other entity or into cash or other property in whole or in part or cancelling such owner's interests in whole or in part: At the Effective Time, all of the common stock of Voyager Delaware issued and outstanding immediately prior to the Effective Time, shall automatically and without further act of Voyager Delaware, Voyager Montana or any holder thereof, be extinguished and converted into the common stock of Voyager Montana on a 1:1 basis.

5.
Amendment to the Plan of Merger: The Board may amend this Plan of Merger at any time after the stockholders of Voyager Delaware approve this Plan of Merger, but before the Articles of Merger become effective, without obtaining the approval of the stockholders of Voyager Delaware for the amendment if the amendment does not:

a.
Alter or change the manner or basis of exchanging an owner's interest to be acquired for owner's interests, rights to purchase owner's interests, or other securities of Voyager Montana, or for cash or other property in whole or in part; or

b.
Alter or change any of the terms and conditions of this Plan of Merger in a manner that adversely affects the stockholders of Voyager Delaware.

D-2

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4, 5, 6 and 8 and 3 years for Item 7. 1. Election of 01 Lyle Berman 06 James Russell (“JR”) Reger Vote FOR Vote WITHHELD directors: 02 Terry Harris 07 Loren J. O’Toole II all nominees from all nominees 03 Joseph Lahti 08 Mitchell R. Thompson (except as marked) 04 Steven Lipscomb 09 Josh Sherman 05 Myrna Patterson McLeroy (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Approve the 2011 Equity Incentive Plan; For Against Abstain 3. Approve a change of our state of incorporation from Delaware to Montana; For Against Abstain 4. Approve an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000; For Against Abstain 5. Ratify the appointment of Mantyla McReynolds LLC as independent registered public accounting firm for the 2011 fiscal year; For Against Abstain 6. To make an advisory non-binding vote to approve the compensation of our named executive officers; For Against Abstain 7. To make an advisory non-binding vote on the frequency of an advisory vote on executive compensation. 1 Year 2 Years 3 Years Abstain 8. In their discretion, upon such other business as may properly come before the Meeting and any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Date _____________________________________ Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. COMPANY # Please fold here – Do not separate TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. Address Change? Mark box, sign, and indicate changes below: Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

VOYAGER OIL & GAS, INC. ANNUAL MEETING OF STOCKHOLDERS Friday, May 27, 2011 10:00 a.m. local time Fredrikson & Byron, P.A. 200 South Sixth Street, Suite 4000 Minneapolis, Minnesota 55402 Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 27, 2011: The proxy statement, proxy card and Annual Report on Form 10-K are available in the Investor section of the Voyager Oil & Gas, Inc. website at http://www.voyageroil.com Voyager Oil & Gas, Inc. 2718 Montana Avenue, Suite 220 Billings, Montana 59101 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 27, 2011. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, 4, 5, 6 and 8 and 3 years for Item 7. By signing the proxy, you revoke all prior proxies and appoint Mitchell Thompson, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET PHONE MAIL www.eproxy.com/vog 1-800-560-1965 Mark, sign and date your proxy Use the Internet to vote your proxy Use a touch-tone telephone to card and return it in the until 12:00 p.m. (CT) on vote your proxy until 12:00 p.m. postage-paid envelope provided. May 26, 2011. (CT) on May 26, 2011. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. 111898

QuickLinks

INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS
PROPOSALS TO BE VOTED UPON PROPOSAL 1
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
Compensation Committee Report
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
PROPOSAL 2 APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF A CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MONTANA
PROPOSAL 4 TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMMON STOCK FROM 100,000,000 TO 200,000,000.
PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM
PROPOSAL 6 ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL #7 ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
STOCKHOLDER PROPOSALS
FORM 10-K
Appendix A VOYAGER OIL & GAS, INC. 2011 EQUITY INCENTIVE PLAN
SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE AND DURATION OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. PAYMENT OF OPTION EXERCISE PRICE
SECTION 8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 9. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 10. RESTRICTED STOCK AWARDS
SECTION 11. RESTRICTED STOCK UNIT AWARDS
SECTION 12. PERFORMANCE AWARDS
SECTION 13. STOCK APPRECIATION RIGHTS
SECTION 14. RECAPITALIZATION, EXCHANGE, LIQUIDATION, OR CHANGE OF CONTROL
SECTION 15. NON-TRANSFERABILITY
SECTION 16. INVESTMENT PURPOSE AND SECURITIES COMPLIANCE
SECTION 17. AMENDMENT OF THE PLAN
SECTION 18. NO OBLIGATION TO EXERCISE OPTION; NO EMPLOYMENT OR OTHER SERVICE RIGHTS
SECTION 19. MISCELLANEOUS
Appendix B
ARTICLES OF INCORPORATION of VOYAGER OIL & GAS, INC.
Appendix C BYLAWS of VOYAGER OIL & GAS, INC. (a Montana Corporation)
ARTICLE 1 DEFINITIONS
ARTICLE 2 STOCKHOLDERS
ARTICLE 3 DIRECTORS
ARTICLE 4 COMMITTEES OF THE BOARD
ARTICLE 5 OFFICERS
ARTICLE 6 INDEMNIFICATION
ARTICLE 7 GENERAL PROVISIONS
Appendix D PLAN OF MERGER OF VOYAGER OIL & GAS, INC., A DELAWARE CORPORATION WITH AND INTO VOYAGER OIL & GAS, INC., A MONTANA CORPORATION